LINCOLN VARIABLE INSURANCE PRODUCTS TRUST LVIP Blended Large Cap Growth Managed Volatility Fund Supplement Dated January 13, 2021 to the Summary and Statutory Prospectus on dated May 1, 2020

This Supplement updates certain information in the Summary Prospectus, Statutory Prospectus, and Statement of Additional Information for the LVIP Blended Large Cap Growth Managed Volatility Fund (the “Fund”). You may obtain copies of the Fund’s Summary Prospectus, Statutory Prospectus, and/or Statement of Additional Information free of charge, upon request, by calling toll-free 1-800-4LINCOLN (454-6265) or at www.lfg.com/lvip.

At a meeting of the Board of Trustees of Lincoln Variable Insurance Products Trust on December 7-8, 2020, the Board approved the termination of Wellington Management Company LLP as one of the subadvisers to the Fund, and the appointment of AllianceBernstein L.P. (“AllianceBernstein”) as a new subadviser to the Fund to be effective on or about April 1, 2021. AllianceBernstein is a Delaware limited partnership, the majority limited partnership units in which are held, directly and indirectly, by its parent company Equitable Holdings, Inc. (“EQH”), a publicly traded holding company for a diverse group of financial services companies. The principal address of AllianceBernstein is 1345 Avenue of the Americas, New York, New York 10105. AllianceBernstein and its affiliates had assets under management of approximately $686 billion as of December 31, 2020.

More detailed information related to Alliance Bernstein will be provided to shareholders prior to April 1, 2021.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE